INCOME TAXES	9 Months Ended
Sep. 30, 2017
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
The Company estimates the effective tax rate expected to be applied for the full fiscal year and uses this rate to determine income provisions in interim periods. The impact of changes in judgments and estimates concerning the probable realization of losses, changes in tax rates, and foreign exchange rates are recognized in the interim period in which they occur.
The tax expense for the three and nine months ended September 30, 2017 was $5.1 million and $67.3 million, respectively (three and nine months ended September 30, 2016 - $14.4 million and $34.4 million, respectively) and varied from the tax expense calculated using the combined Canadian federal and provincial statutory income tax rate of 26.6%. The variance was mainly due to net foreign earnings taxed at different tax rates and fluctuations in the mix of income for the recognition of certain tax benefits and related deferred tax assets.